Exhibit 99.1

Orrstown Financial Services, Inc. Announces Promotion of Adam Metz to Senior Executive Vice President and Chief Operating Officer

Harrisburg, PA, February 13, 2025 – Orrstown Financial Services, Inc. (NASDAQ: ORRF) (the “Company”) today announced that Adam L. Metz has been promoted to Senior Executive Vice President and Chief Operating Officer of the Company and its subsidiary bank, Orrstown Bank (the "Bank"), effective immediately, with the intent for him to succeed Thomas R. Quinn, Jr. as President and Chief Executive Officer of the Company and the Bank upon Mr. Quinn’s retirement on May 25, 2026.
Mr. Metz has served as Executive Vice President and Chief Revenue Officer of the Company and the Bank since February 2019. He previously served as Executive Vice President and Chief Lending Officer of the Company and the Bank from September 2016 to February 2019. From 2011 to 2016, Mr. Metz served as Senior Vice President, Chief Lending Officer of Metro Bank, headquartered in Harrisburg, Pennsylvania.
“Adam understands the mission, culture and values that have driven Orrstown Bank’s growth over the past decade,” said Thomas R. Quinn, Jr., President and Chief Executive Officer. “His efforts and leadership have contributed significantly to the bank’s success during that time. Adam’s promotion is part of our natural succession planning process and is extraordinarily well-deserved.”
About Orrstown
With $5.4 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Harford, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. The Company's lending area also includes adjacent counties in Pennsylvania and Maryland, as well as Loudoun County, Virginia and Berkeley, Jefferson and Morgan Counties, West Virginia. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.
Contact
For media inquiries or further information, please contact:
John Moss
SVP, Director of Marketing and Client Experience, Orrstown Bank
717-747-1520
jmoss@orrstown.com